SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): October 15, 2003

BAY VIEW TRANSACTION CORPORATION

(Exact name of registrant as specified in charter)

Delaware State or other jurisdiction of incorporation or organization	333-105220 (Commission File No.)	41-2094366 (I.R.S. Employer Identification No.)

1840 Gateway Drive San Mateo, California Address of principal executive offices	94404 Zip Code

Registrant’s telephone number, including area code: (650) 312-6857

(Former name, former address, and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro forma Financial Information and Exhibits
Signatures
Exhibit 99.1

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1 Monthly Servicer’s Reports dated September 30, 2003

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

	BY:	BAY VIEW 2003-LJ-1 OWNER TRUST BAY VIEW TRANSACTION CORPORATION ORIGINATOR OF TRUST

Dated: October 15, 2003		By: /s/ Lisa Staab Lisa Staab VP, Controller